DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Federal Reserve Board relaxed its policy of monetary restraint in July 1995 when it eased the Fed Funds rate on July 6th. This reduction ended the upward pressure on short-term rates that had prevailed since the beginning of 1994. The Fed's restraint was based on concerns about a reigniting of inflationary fears, given the strong economic news then prevailing. But in July, reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic gro wth issues outweighed, for a time, Fed fears of a resurgence of inflation.
The Fed's easing was limited to a lowering of the Fed Funds rate by 25 basis points; the discount rate remained at 5.25% -- its level for most of 1995.
    For its 12-month reporting period ending July 31, 1995, your Fund's Class A shares and Class B shares provided a yield of 3.41% and 3.16%, respectively. For investors in New York City's highest tax bracket this equates to a taxable equivalent yield of 6.44% for Class A shares and 5.97% for Class B shares. Income dividends of approximately $.034 and $.032 per share, for Class A shares and for Class B shares respectively, were paid during the period. Reinvesting these dividends and calculating the effect of this compounding resulted in an effective yield of 3.46% for Class A shares and 3.20% for Class B shares.* These dividends were exempt from Federal, New York State and New York City income taxes.**
The Economy
    The Fed easing was triggered by concern about the weakening economy. Economic reports reflected flagging home and auto sales and new home construction weakened from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise, a particularly politically sensitive indicator, made even more so by the coming Presidential election year. In anticipation of the Fed's reaction to these economic indicators, and in an effort to provide attractive yields, we chose to extend the average maturity of your portfolio.
Market Environment
    While market fundamentals do affect the short-term municipal market, the overriding influence continues to be market technicals (i.e., supply/demand). Since the rates on those securities which have been and continue to be held in the portfolio and can provide the highest degree of liquidity (1-day and 7-day demand notes) are adjusted on a daily or weekly basis, your Fund's fluctuating yield reflects these rapid adjustments. For example, the entire tax exempt note market exhibited significant strength during late June and early July as demand exceeded supply, and short-term yields on municipal issues dropped accordingly. More recently, market conditions have begun to stabilize and yields in the marketplace have returned to more attractive levels. However, over the coming months supply and demand conditions could still result in market weakness, thereby providing additional buying opportunities. This does not rule out the possibility of another Fed easing; nevertheless, we currently would expect the market's technical factors to outweigh the effect of any further monetary action.

The Portfolio
    In the wake of the Orange County, California bankruptcy filing in December, we continue to be even more vigilant in utilizing our credit research facilities to locate those credits which achieve our high internal standards and which provide your Fund with attractive returns. Keep in mind that there continues to be heightened demand for those issues which provide tax-free income to the New York investor. As a result, New York notes have frequently traded at a premium to general market levels. Yet, on an after-tax basis, the securities in your Fund generate an attractive return to the high-income New York resident. Our primary tasks -- to preserve principal, to invest in those issues that meet our high quality standards, and to maintain a balance of income and liquidity consistent with our conservative management philosophy-continue to underscore our portfolio management decisions.
    Included in this report is a series of detailed statements regarding your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in Dreyfus.
                              Very truly yours,
                              (Richard J. Moynihan Signature Logo)
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
August 29, 1995
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF INVESTMENTS                                                                                     JULY 31, 1995
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                        AMOUNT            VALUE
                                                                                                 --------------    --------------
Erie County, RAN 4.75%, 8/15/95.............................................                     $    5,000,000  $  5,001,383
Town of Islip Industrial Development Agency, IDR, VRDN:
    (Brentwood Distribution Project) 4.125% (LOC; Bankers Trust) (a,b)......        .                 3,750,000    3,750,000
    (Radiation Dynamics Project) 4.25%, Series A (LOC; Sumitomo Bank) (a,b).                            100,000      100,000
Monroe County Industrial Development Agency, Revenue, VRDN (Enbi Corp.)
    3.60% (LOC; ABN-Amro Bank) (a,b)........................................                            100,000      100,000
Nassau County Industrial Development Agency, IDR, VRDN
    (Manhassett Association Project) 4.125% (LOC; Bankers Trust) (a,b)......        .                 2,000,000    2,000,000
City of New York, VRDN:
    3.85%, Series A-4 (LOC; Chemical Bank) (a,b)............................        .                 1,600,000    1,600,000
    3.90%, Series A-7 (LOC; Morgan Guaranty Trust Co.) (a,b)................        .                 4,000,000    4,000,000
    3.90%, Series B (Insured; MBIA and Liquidity Facility; National Westminster Bank) (a).            3,300,000    3,300,000
    3.90%, Series E-4 (LOC; State Street Bank and Trust Co.) (a,b)..........        .                 6,000,000    6,000,000
    4.05%, Series B (Insured; MBIA and Liquidity Facility; Rabobank) (a)....                         11,200,000    11,200,000
    Trust Cultural Resource Revenue, Refunding (American Museum of Natural
History)
      3.55%, Series A (Insured; MBIA and SPBA; Credit Suisse) (a)...........        .                 3,000,000    3,000,000
New York City Housing Development Corp., MFMR, VRDN
    (York Avenue Development Project) 3.75% (LOC; Chemical Bank) (a,b)......        .                 5,000,000    5,000,000
New York City Industrial Development Agency, VRDN:
    Civil Facility Revenue
      (Childrens Oncology Society-Ronald McDonald House)
      3.65% (LOC; Barclays Bank) (a,b)......................................                         100,000         100,000
    IDR:
      (Japan Airlines Co. Limited Project)
          3.95% (LOC; Morgan Guaranty Trust Co.) (a,b)......................        .                 5,200,000    5,200,000
      (Nobart-New York Ink Project) 4.25% (LOC; Dai-Ichi Kangyo Bank) (a,b).        .                 3,100,000    3,100,000
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue,
    VRDN 3.90%, Series C (Insured; FGIC) (a)................................        .                 9,000,000    9,000,000
New York State Energy, Research and Development Authority, PCR:
    Bonds (New York State Electric and Gas Corp.) 4.65%, 3/15/96
      (LOC; JP Morgan) (b)..................................................        .                 3,000,000    3,000,000
    VRDN:
      (Central Hudson Gas and Electric Project)
          3.60%, Series A (LOC; Bankers Trust) (a,b)........................        .                 3,000,000    3,000,000
      (Niagara Mohawk Power Corp.)
          3.85%, Series B (LOC; Toronto Dominion Bank) (a,b)................        .                 3,000,000    3,000,000
New York State Environmental Facilities Corporation, RRR, VRDN
    (Equity Huntington Project) 4% (LOC; Union Bank of Switzerland) (a,b)...        .                 1,400,000    1,400,000
New York State Local Government Assistance Corporation, VRDN
    3.60%, Series 93A (LOC: Credit Suisse, Swiss Bank Corp. and
    Union Bank of Switzerland) (a,b)........................................        .                 5,800,000    5,800,000

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JULY 31, 1995
                                                                                                 PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                 AMOUNT           VALUE
                                                                                               --------------    --------------

County of Niagara, BAN 5.50%, 1/25/96.......................................        .           $    4,000,000  $    4,008,302
Rochester, BAN 4.75%, 11/2/95...............................................        .                 3,000,000    3,003,812
Sachem Central School District, TAN 4.50%, 6/27/96..........................                          2,000,000    2,013,073
Smithtown Central School District, TAN 4.50%, 6/27/96.......................                          5,000,000    5,034,873
Suffolk County, TAN  4.50%, Series II, 9/14/95..............................        .                 3,000,000    3,001,457
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
    3.50% (Insured; FGIC) (a)...............................................        .                 4,900,000    4,900,000
Westchester County, TAN 5%, 12/14/95........................................        .                 5,000,000    5,008,948
                                                                                                                  -------------
TOTAL INVESTMENTS (cost $105,621,848).......................................                                     $105,621,848
                                                                                                                 =============

SUMMARY OF ABBREVIATIONS
BAN           Bond Anticipation Notes                            PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RAN      Revenue Anticipation Notes
IDR           Industrial Development Revenue                     RRR      Resource Recovery Revenue
LOC           Letter of Credit                                   SBPA    Standby Bond Purchase Agreement
MBIA          Municipal Bond Investors Assurance                 TAN      Tax Anticipation Notes
                 Insurance Corporation                           VRDN    Variable Rate Demand Notes
MFMR          Multi-Family Mortgage Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
F1+/F1                             VMIG1/MIG1, P1                 SP1+/SP1, A1+/A1                  88.9%
AAA/AA (d)                         Aaa/Aa (d)                     AAA/AA (d)                         5.4
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      5.7
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1995, 43.9% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.



See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF ASSETS AND LIABILITIES                                                                      JULY 31, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                    $105,621,848
    Cash....................................................................                                         669,335
    Interest receivable.....................................................                                       1,062,351
                                                                                                               -------------
                                                                                                                 107,353,534
LIABILITIES:
    Due to The Dreyfus Corporation..........................................        .         $   20,700
    Due to Distributor......................................................                         780              21,480
                                                                                            -------------      -------------
NET ASSETS..................................................................                                    $107,332,054
                                                                                                               =============
REPRESENTED BY:
    Paid-in capital.........................................................                                    $107,336,716
    Accumulated net realized (loss) on investments..........................                                         (4,662)
                                                                                                               -------------
NET ASSETS at value.........................................................                                   $107,332,054
                                                                                                               =============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                      101,311,813
                                                                                                               =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                       6,024,903
                                                                                                               =============
NET ASSET VALUE per share:
    Class A Shares
      ($101,308,816 / 101,311,813 shares)...................................                                          $1.00
                                                                                                                      ======
    Class B Shares
      ($6,023,238 / 6,024,903 shares).......................................                                           $1.00
                                                                                                                      ======
STATEMENT OF OPERATIONS                                                                      YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                 $    3,871,997
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $217,769
      Distribution fees (Class B shares)-Note 2(b)..........................                           46,788
                                                                                                     --------
          TOTAL EXPENSES....................................................                                         264,557
                                                                                                               -------------
INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                                  $    3,607,440
                                                                                                               =============
See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED JULY 31,
                                                                                           ---------------------------------
                                                                                               1994               1995
                                                                                          ---------------    ---------------
OPERATIONS:
    Investment income-net...................................................        .     $     2,835,422    $     3,607,440
    Net realized (loss) on investments......................................                      (3,972)          ---
                                                                                          ---------------    ---------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                   2,831,450           3,607,440
                                                                                          ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                  (2,492,078)        (3,081,774)
      Class B shares........................................................                    (343,344)          (525,666)
                                                                                          ---------------    ---------------
          TOTAL DIVIDENDS...................................................                  (2,835,422)        (3,607,440)
                                                                                          ---------------    ---------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares........................................................                  491,336,951       440,951,394
      Class B shares........................................................                   92,810,600         34,815,709
    Dividends reinvested:
      Class A shares........................................................                      212,107             88,054
      Class B shares........................................................                       77,110            121,361
    Cost of shares redeemed:
      Class A shares........................................................              . (525,319,271)      (422,485,469)
      Class B shares........................................................                 (39,561,783)        (82,238,094)
                                                                                          ---------------    ---------------
          INCREASE (DECREASE) IN NET ASSETS
            FROM BENEFICIAL INTEREST TRANSACTIONS...........................                   19,555,714       (28,747,045)
                                                                                          ---------------    ---------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                   19,551,742       (28,747,045)
NET ASSETS:
    Beginning of year.......................................................                 116,527,357         136,079,099
                                                                                          ---------------    ---------------
    End of year.............................................................        .      $ 136,079,099    $    107,332,054
                                                                                          ===============    ===============






See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                 CLASS A SHARES                 CLASS B SHARES
                                              ------------------------------------------    --------------------
                                                                YEAR ENDED JULY 31,          YEAR ENDED JULY 31,
                                              ------------------------------------------    --------------------
PER SHARE DATA:                               1992(1)     1993       1994       1995         1994(2)      1995
                                              -------    -------    -------    -------      -------     -------

    Net asset value, beginning of year....    $1.0000    $1.0000    $1.0000    $1.0000       $1.0000     $1.0000
                                              -------    -------    -------    -------       -------     -------
    INVESTMENT OPERATIONS:
    Investment income-net.................      .0222      .0225      .0221      .0341         .0107       .0316
    Net realized and unrealized gain (loss)
      on investments......................        -          -          -          -            -         (.0003)
                                              -------    -------    -------    -------       -------     -------
      TOTAL FROM INVESTMENT OPERATIONS....      .0222      .0225      .0221      .0341         .0107       .0313
                                              -------    -------    -------    -------       -------     -------
    DISTRIBUTIONS;
    Dividends from investment income-net..     (.0222)    (.0225)    (.0221)    (.0341)       (.0107)     (.0316)
                                              -------    -------    -------    -------       -------     -------
    Net asset value, end of year..........    $1.0000    $1.0000    $1.0000    $1.0000       $1.0000     $ .9997
                                              =======    =======    =======    =======       =======     =======
TOTAL INVESTMENT RETURN...................       3.02%(3)   2.27%      2.23%      3.46%       2.02%(3)    3.20%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets       .20%(3)    .20%       .20%       .20%        .45%(3)     .45%
    Ratio of net investment income to
      average net assets .................       2.71%(3)   2.20%      2.18%      3.42%       2.12%(3)    2.81%
    Decrease reflected in above expense ratios
      due to undertaking by the Manager...        .37%(3)    .18%       .06%       -            -           -
    Net Assets, end of year (000's Omitted)   $76,830   $116,527    $82,755   $101,309        $53,324    $ 6,023
(1)    From November 4, 1991 (commencement of operations) to July 31, 1992.
(2)    From January 18, 1994 (commencement of initial offering) to July 31, 1994.
(3)    Annualized.





See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares, which are sold to the public without a sales load. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation (" Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $4,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July
31, 1995. If not applied, $600 of the carryover expires in fiscal 2001, $100 expires in fiscal 2002 and $4,000 expires in fiscal 2003.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the average daily value of the Fund's net assets and is payable monthly.
    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding certain expenses as described above) exceed 2 1/2% of the first
$30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations.
    Currently, due to an undertaking, the Manager, and not the Fund, is liable for all expenses of the Fund (excluding certain expenses as described above) other than management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    The Manager may modify the existing undertaking provided that the Fund's shareholders are given 90 days prior notice.
    (B) On August 5, 1994, Fund shareholders approved a revised Class B
Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Plan, effective August 24, 1994, the Fund (a) reimburses the Distributor for distributing the Fund's Class B shares and (b) pays The Dreyfus Corporation and Dreyfus Service Corporation, and their affiliates (collectively "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance for shareholder accounts, at an aggregate annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by the shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    During the period from August 1, 1994 through August 23, 1994, the Fund's Service Plan ("prior Class B Service Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets, for costs and expenses in connection with advertising, marketing and distributing Class B shares and for providing certain services to holders of Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's Class B shares owned by clients of the Service Agents.
    During the year ended July 31, 1995, $38,606 was charged to the Fund, pursuant to the Plan and $8,182 was charged to the Fund pursuant to the prior Class B Service Plan.
    (C) Prior to August 24, 1994, certain officers and trustees of the Fund are "affiliated persons," as defined in the Act, of the Manager and/or
Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives an annual fee of $1,000 and an attendance fee of $500 per meeting.



DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Cash Management, including the statement of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Cash Management at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.




New York, New York
September 1, 1995

IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended July 31, 1995 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).





(Dreyfus Logo)
DREYFUS NEW YORK MUNICIPAL
CASH MANAGEMENT
200 PARK AVENUE
NEW YORK, NY 10166
MANAGER
THE DREYFUS CORPORATION
200 PARK AVENUE
NEW YORK, NY 10166
CUSTODIAN
THE BANK OF NEW YORK
90 WASHINGTON STREET
NEW YORK, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
THE SHAREHOLDER SERVICES GROUP, INC.
P.O. BOX 9671
PROVIDENCE, RI 02940


Further information is contained
in the Prospectus, which must
precede or accompany this report.











Printed in U.S.A.                        287/677AR957


(Dreyfus Logo)
DREYFUS
NEW YORK
MUNICIPAL
CASH
MANAGEMENT







ANNUAL REPORT
JULY 31, 1995